                                                                     Exhibit 4.2

                            SUBSCRIPTION CERTIFICATE
                             CHARTWELL LEISURE INC.


-------------       --------------  ------------------  ----------------------
    SEQUENCE          ACCOUNT KEY       SUBSCRIPTION      RIGHTS TO PURCHASE
     NUMBER                            CERTIFICATE NO.      COMMON STOCK OF
                                                          CHARTWELL LEISURE INC.

                                                          ----------------------
                                                            RECORD DATE SHARES

                                                          CHARTWELL LEISURE INC.
                                                                CUSIP NO. [    ]

     THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS RELATING TO UP TO 2,413,356 SHARES OF COMMON STOCK OF CHARTWELL LEISURE INC. (THE "COMPANY"), DATED FEBRUARY __, 1997 (THE "PROSPECTUS"), AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (THE "INFORMATION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS.

     THIS SUBSCRIPTION CERTIFICATE (AS WELL AS A NOMINEE HOLDER CERTIFICATION, IN THE CASE OF THE EXERCISE OF THE OVERSUBSCRIPTION PRIVILEGE WITH RESPECT TO RIGHTS HELD THROUGH BANKS, BROKERS OR OTHER NOMINEES) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (THE "SUBSCRIPTION AGENT") WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH __, 1997, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). THE ABILITY OF THE HOLDER HEREOF TO EXERCISE THE RIGHTS PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE OR THE OVERSUBSCRIPTION PRIVILEGE OR TO SELL RIGHTS WILL EXPIRE AT THE EXPIRATION DATE. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE WILL NO LONGER BE EXERCISABLE AND WILL HAVE NO VALUE.

 The Rights represented by this Subscription Certificate, in whole or in part, may be exercised by duly completing Form 1; may be transferred, or exercised or sold through a bank or broker, by duly completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3. BEFORE EXERCISING OR SELLING RIGHTS, RIGHTS HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROSPECTUS AND INSTRUCTIONS, COPIES OF WHICH ARE AVAILABLE FROM THE INFORMATION AGENT. IMPORTANT: Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side. This Subscription Certificate must be delivered to the Subscription Agent at the following address:

BY MAIL:                                        BY HAND/OVERNIGHT DELIVERY:
ChaseMellon Shareholder Services, L.L.C.        ChaseMellon Shareholder Services, L.L.C.
Reorganization Department                       Reorganization Department
P.O. Box 798                                    120 Broadway, 13th Floor
Midtown Station                                 New York, N.Y. 10271
New York, N.Y. 10018

A pre-addressed postage paid envelope is enclosed.


SUBSCRIPTION PRICE: $14.00 PER SHARE
                                     -----------------------

     The registered holder of the Rights whose name is inscribed hereon, or assigns, is entitled to subscribe for one share of common stock, par value $.01 per share (the "Common Stock"), of Chartwell Leisure Inc., for each whole Right evidenced hereby upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.

                                              CHARTWELL LEISURE INC.


                                              By:_______________________________
                                                Richard L. Fisher
                                                Chairman of the Board and Chief
                                                Executive Officer

     THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT. ANY TRANSFER OF RIGHTS WILL BE DEEMED A TRANSFER OF BOTH THE BASIC SUBSCRIPTION PRIVILEGE AND THE OVERSUBSCRIPTION PRIVILEGE.

     RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION DATE.

            EXERCISE OF THE RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

                             PAYER'S NAME:
SUBSTITUTE                       PART I - Taxpayer Identification No.                           PART II - For Payees Exempt from
                                                                                                Backup Withholding (see
                                                                                                enclosed Guidelines)
FORM W-9

DEPARTMENT OF THE TREASURY     Enter your taxpayer identification number in the
INTERNAL REVENUE SERVICE       appropriate box.
                               For most individuals, this is your social security
Payer's request for            number.  If you do not have a number, see Obtaining a           _   _
 Taxpayer                      Number in the enclosed Guidelines.                          ---  --  ----
Identification Number (TIN)                                                            Social Security Number
                               Note: if the account is in more than one name, see the           OR
                               chart in the enclosed Guidelines to determine what      ________________________
                               number to give.                                         Employer Identification
                                                                                               Number

CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Certification Guidelines --You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------

                SIGNATURE                            Date
                         -----------------------          ----------------
Note: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

           --------------------                     -----------
                Signature                               Date

FORM 1--EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more whole Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(a)  Number of shares subscribed for pursuant to the Basic Subscription
     Privilege:

(b)  Number of shares subscribed for pursuant to the Oversubscription
     Privilege:*

(c) Total Subscription Plan (total number of shares on lines (a) and (b) multiplied by the Subscription Price of $14.00):**$
                                                        -------------

   ------------
* Subject to proration and reduction by the Company under certain circumstances (as described in the Prospectus), a Rights Holder who elects to exercise the Basic Subscription title as such. Privilege in full also may subscribe at the Subscription Price for up to one additional share of Common Stock for each share of Common Stock purchased by the Rights Holder pursuant to the Basis Subscription Privilege. The Oversubscription Privilege is transferable.

** If the aggregate Subscription Price enclosed or transmitted is insufficient to purchase the total number of shares included in lines (a) and (b), or if the number of shares being subscribed for is not specified, the Rights Holder exercising this Subscription Certificate shall be deemed to have subscribed for the maximum amount of shares that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Oversubscription Privilege is not specified and the amount enclosed or transmitted exceeds the aggregate Subscription Price for all shares represented by this Subscription Certificate (the "Subscription Excess"), the Rights Holder exercising this Subscription Certificate shall be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price, subject to the limit on the number of shares a Rights Holder may purchase pursuant to the Oversubscription Privilege outlined above. To the extent any portion of the aggregate Subscription Price enclosed or transmitted remains after the foregoing procedures, such funds shall be mailed to the subscriber without interest or deduction as soon as practicable.

METHOD OF PAYMENT (CHECK AND COMPLETE APPROPRIATE BOX(ES)):

/  /  UNCERTIFIED CHECK IN THE AMOUNT OF $            .  PAYABLE TO CHASEMELLON
      SHAREHOLDER SERVICES, L.L.C. (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

/  /  CERTIFIED CHECK OR CASHIERS CHECK, BANK DRAFT OR MONEY ORDER IN THE
      AMOUNT OF $          , PAYABLE TO CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

      /./ name of maker
                       --------------------------------------------------------

      /./ date and number of check, draft or money order
                                                        -----------------------

      /./ bank on which check is drawn on issuer of money order
                                                               ----------------

(d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one)

/  /  DELIVER TO THE UNDERSIGNED A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE
      REMAINING RIGHTS TO WHICH THE UNDERSIGNED IS ENTITLED.

/  /  DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN
      ACCORDANCE WITH THE UNDERSIGNED'S FORM 2 INSTRUCTIONS (which include any required signature guarantees).

/  /  SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH THE UNDERSIGNED'S
      FORM 3 INSTRUCTIONS.

If the instructions of the registered holder hereof are insufficient to delineate the proper action to be taken with respect to all of the Rights evidenced hereby, such section as is clearly delineated in such holder's instructions will be taken and such holder will be delivered a new Subscription Certificate evidencing the remaining Rights to which such holder is entitled.

(e) / / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMP LETE THE FOLLOWING:

         Name(s) of Registered Holder(s)
                                        ---------------------------------------

         Window Ticket Number (if any)
                                      -----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                           --------------------

         Name of Member of Signature Guarantee Medallion Program
                                                                ---------------

/  /   FORM 2--CHECK HERE TO (A) TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME
       OR ALL OF YOUR RIGHTS, OR (B) EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROK ER:


For value received, Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Taxpayer Identification or Social Security Number of transferee in full):

Name:
     -------------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)


/  / FORM 3--CHECK HERE TO SELL SOME OR ALL OF YOUR UNEXERCISED RIGHTS THROUGH
     THE SUBSCRIPTION AGENT AND COMPLETE THE FOLLOWING: The undersigned hereby
     authorizes the Subscription Agent to sell Rights            represented by
                                                     ------------
     this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the proceeds, if any, from the sale thereof, less any applicable brokerage commissions, taxes or other direct expenses of sale. The Subscription Agent's obligation to execute orders is subject to its ability to find buyers for the Rights.

/ / FORM 4--SPECIAL PAYMENT, ISSUANCE OR DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check, Subscription Certificate and certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Certificate.

Acceptance or rejection by the Company of this Subscription Certificate shall be effective in accordance with the terms set forth in the Prospectus. Exercise of the Rights represented hereby shall not be deemed complete, the registered holder of the Rights whose name is inscribed hereon shall have no binding right to become the legal or beneficial owner of Common Stock issuable upon exercise of the Rights evidenced hereby, unless and/or until (i) the Expiration Date occurs and (ii) the other conditions to exercise described in the Prospectus are satisfied. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determination shall be final and binding.

Shares of Common Stock will be issued as soon as practicable after the Expiration Date. Such Shares will be registered in the same manner set forth on the face of this Subscription Certificate. If your shares are held in joint ownership, all joint owners must sign. When signing as fiduciary, representative or corporate officer, give full

                                   IMPORTANT
                           RIGHTS HOLDERS SIGN HERE
                  AND, IF RIGHTS ARE BEING SOLD OR EXERCISED,
                         COMPLETE SUBSTITUTE FORM W-9


-------------------------------------------------------------------------------
                        (Signature(s) of registered holder(s))

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                     Dated:                       , 1997
                           -----------------------

  (Must be signed by the registered holder(s) exactly as the names(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a faculty or representative capacity, please provide the following information.)

 Name(s)
         ----------------------------------------------------------------------

  -----------------------------------------------------------------------------
                                 (Please Print)

 Capacity (Full Title)
                      ---------------------------------------------------------

 Address
         ----------------------------------------------------------------------
                            (Including Zip Code)
 Area Code and
 Telephone Number
                 --------------------------------------------------------------
                (Home)                          (Business)

 Taxpayer Identification
 or Social Security Number
                          -----------------------------------------------------

 THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.

                        GUARANTEE OF SIGNATURES

 Authorized Signature
                      ---------------------------------------------------------
 Name
     --------------------------------------------------------------------------
 Title
      -------------------------------------------------------------------------
 Name of Firm
             ------------------------------------------------------------------
 Address
        -----------------------------------------------------------------------
 Area Code and Telephone Number
                               ------------------------------------------------
                                       Dated:                     1997
                                             ---------------------